Insured Series of Dryden Municipal Bond Fund

Dryden National Municipals Fund, Inc.

Prospectus Supplement dated November 12, 2008

Proposed Reorganization

The Board of Trustees of Dryden Municipal Bond Fund (Dryden Municipal Bond) and the Board of Directors of Dryden National Municipals Fund, Inc. (Dryden National) recently approved the reorganization of the Insured Series of Dryden Municipal Bond (Dryden Insured Fund) into Dryden National. Pursuant to this proposal, the assets and liabilities of Dryden Insured Fund would be exchanged for shares of Dryden National. The Dryden National shares to be received by Dryden Insured Fund shareholders in the reorganization will be equal in value, will be of the same class, and will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Dryden Insured Fund shares held by such shareholders immediately prior to the reorganization.

Under the terms of this proposal, Dryden Insured Fund shareholders would become shareholders of Dryden National. No sales charges would be imposed in connection with the proposed transaction. Dryden National and Dryden Municipal Bond, for the benefit of Dryden Insured Fund, anticipate obtaining opinions of special tax counsel to the effect that the reorganization transaction will not result in any adverse federal income tax consequences to Dryden National, Dryden Insured Fund, or their respective shareholders.

This reorganization transaction is subject to approval by the shareholders of Dryden Insured Fund. It is anticipated that proxy statements/prospectuses relating to the reorganization transaction will be mailed to Dryden Insured Fund shareholders on or about January 2009 and that the special meeting of Dryden Insured Fund shareholders will be held on or about March or April 2009. If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the above-described tax opinion, it is expected that the reorganization transaction will be completed during the second calendar quarter of 2009.

LR00246